Exhibit 99.2
LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Year Ended
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	12/31/2020	12/31/2019
Condensed Income Statement
Interest income	$15,945	15,322	15,957	16,556	16,424	63,780	65,194
Interest expense	1,432	1,793	1,959	2,378	2,577	7,562	10,788
Net interest income	14,513	13,529	13,998	14,178	13,847	56,218	54,406
Provision (credit) for loan losses	(151)	976	16	1,173	(6)	2,014	207
Net interest income after provision	14,664	12,553	13,982	13,005	13,853	54,204	54,199
Non-interest income	4,305	4,278	3,319	3,839	3,222	15,741	12,348
Non-interest expense	11,944	11,653	11,116	11,072	11,007	45,785	43,522
Income before income taxes	7,025	5,178	6,185	5,772	6,068	24,160	23,025
Provision for income taxes	1,283	928	1,128	746	1,238	4,085	4,113
Net income	$5,742	4,250	5,057	5,026	4,830	20,075	18,912
Amort/Accret income on acquired loans	$186		294	667	400	1,328	1,281
Amort/Accret expenses on acquired interest-bearing liabilities	$1	—	2	3	3	6	293
Tax-equivalent net interest income	$14,577	13,594	14,066	14,254	13,937	56,491	54,852

Per Share Data
Dividends per share	$0.19	0.18	0.18	0.18	0.18	0.73	0.69
Basic earnings per common share	$0.44	0.33	0.39	0.39	0.37	1.55	1.44
Diluted earnings per common share	$0.44	0.33	0.39	0.39	0.37	1.55	1.44
Book value per share	$18.73	18.46	18.27	18.00	17.63	18.73	17.63
Tangible book value per share	$13.93	13.66	13.47	13.18	12.78	13.93	12.78
Weighted average common shares outstanding:
Basic	12,852,614	12,937,865	12,940,975	12,926,077	12,912,106	12,914,277	13,078,920
Diluted	12,852,657	12,937,901	12,941,001	12,927,666	12,916,000	12,914,584	13,082,893
Shares outstanding at period end	12,858,325	12,926,686	12,975,879	12,969,076	12,936,783	12,858,325	12,936,783

Selected Financial Ratios
Return on average assets	1.31%	0.97%	1.19%	1.23%	1.17%	1.18%	1.15%
Return on average equity	9.52%	7.08%	8.63%	8.75%	8.42%	8.49%	8.42%
Return on average tangible equity	12.83%	9.56%	11.74%	12.00%	11.63%	11.53%	11.72%
Dividend payout ratio	43.18%	54.55%	46.15%	46.15%	48.65%	47.10%	47.92%
Net interest margin (tax equivalent)	3.71%	3.47%	3.70%	3.92%	3.76%	3.70%	3.71%
Efficiency ratio (tax equivalent)	63.26%	65.20%	63.94%	61.19%	64.15%	63.39%	64.76%

Selected Balance Sheet Items
Cash and cash equivalents	$31,730	$24,485	42,736	24,795	20,765
Debt and equity securities	248,624	199,044	194,883	183,123	219,791

Loans:
Commercial and industrial	$100,254	$124,628	125,492	85,356	78,306
Commercial, secured by real estate	843,230	843,943	833,286	829,461	804,953
Residential real estate	309,692	327,689	334,349	318,009	322,533
Consumer	36,917	36,504	32,859	28,955	25,232
Agricultural	10,100	8,920	11,071	10,519	11,509
Other, including deposit overdrafts	363	403	283	436	1,193
Deferred net origination fees	(1,135)	(1,927)	(1,902)	(349)	(275)
Loans, gross	1,299,421	1,340,160	1,335,438	1,272,387	1,243,451
Less allowance for loan losses	5,728	5,974	5,016	5,008	4,045
Loans, net	$1,293,693	1,334,186	1,330,422	1,267,379	1,239,406

Total earning assets	$1,562,392	1,547,538	1,554,537	1,462,485	1,466,988
Total assets	1,745,884	1,725,615	1,735,332	1,636,280	1,639,308
Total deposits	1,455,423	1,430,394	1,438,921	1,345,872	1,348,280

	Three Months Ended					Year Ended
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	12/31/2020	12/31/2019
Selected Balance Sheet Items, continued
Long-term debt	22,000	31,999	33,998	35,996	40,994
Total shareholders’ equity	240,825	238,585	237,047	233,478	228,048
Equity to assets ratio	13.79%	13.83%	13.66%	14.27%	13.91%
Loans to deposits ratio	89.28%	93.69%	92.81%	94.54%	92.22%

Tangible common equity (TCE)	$179,127	176,624	174,823	170,994	165,304
Tangible common assets (TCA)	1,684,186	1,663,654	1,673,108	1,573,796	1,576,564
TCE/TCA	10.64%	10.62%	10.45%	10.87%	10.49%

Selected Average Balance Sheet Items
Cash and cash equivalents	$49,273	42,661	46,292	25,101	26,501	40,825	27,321
Debt and equity securities	218,816	197,788	182,371	204,912	231,115	201,012	247,569

Loans	$1,313,892	1,339,608	1,318,753	1,252,554	1,230,845	1,306,314	1,221,375
Less allowance for loan losses	5,920	5,250	4,998	3,938	4,076	5,029	4,056
Net loans	$1,307,972	1,334,358	1,313,755	1,248,616	1,226,769	1,301,285	1,217,319

Total earning assets	$1,561,392	1,558,886	1,528,610	1,462,946	1,469,469	1,528,134	1,477,333
Total assets	1,742,947	1,741,998	1,704,303	1,638,486	1,643,793	1,706,924	1,642,591
Total deposits	1,447,217	1,445,573	1,412,082	1,346,770	1,352,101	1,413,093	1,351,036
Short-term borrowings	—	—	82	1,415	622	372	6,064
Long-term debt	30,803	33,020	34,964	38,325	41,742	34,265	42,733
Total shareholders’ equity	239,881	238,990	235,587	231,058	227,595	236,396	224,639
Equity to assets ratio	13.76%	13.72%	13.82%	14.10%	13.85%	13.85%	13.62%
Loans to deposits ratio	90.79%	92.67%	93.39%	93.00%	91.03%	92.44%	90.19%

Asset Quality
Net charge-offs	$95	18	8	210	115	331	207
Other real estate owned	—	—	—	—	197	—	197

Non-accrual loans	3,718	4,110	3,876	2,829	3,210	3,718	3,210
Loans past due 90 days or more and still accruing	—	94	38	39	—	—	—
Total nonperforming loans	$3,718	4,204	3,914	2,868	3,210	3,718	3,210

Net charge-offs to average loans	0.03%	0.01%	0.00%	0.07%	0.04%	0.03%	0.02%
Allowance for loan losses to total loans	0.44%	0.45%	0.38%	0.39%	0.33%	0.44%	0.33%
Nonperforming loans to total loans	0.29%	0.31%	0.29%	0.23%	0.26%	0.29%	0.26%
Nonperforming assets to total assets	0.21%	0.24%	0.23%	0.18%	0.21%	0.21%	0.21%

Assets Under Management
LCNB Corp. total assets	$1,745,884	1,725,615	1,735,332	1,636,280	1,639,308
Trust and investments (fair value)	628,414	524,502	516,076	455,974	435,664
Mortgage loans serviced	137,188	120,546	100,189	94,805	93,596
Cash management	116,792	119,520	116,615	77,471	75,948
Brokerage accounts (fair value)	292,953	267,307	255,276	235,278	268,059
Total assets managed	$2,921,231	2,757,490	2,723,488	2,499,808	2,512,575

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	December 31, 2020 (Unaudited)	December 31, 2019
ASSETS:
Cash and due from banks	$17,383	17,019
Interest-bearing demand deposits	14,347	3,746
Total cash and cash equivalents	31,730	20,765
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,389	2,312
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	209,471	178,000
Debt securities, held-to-maturity, at cost	24,810	27,525
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	5,203	5,203
Loans, net	1,293,693	1,239,406
Premises and equipment, net	35,376	34,787
Operating leases right of use asset	6,274	5,444
Goodwill	59,221	59,221
Core deposit and other intangibles	3,453	4,006
Bank owned life insurance	42,149	41,667
Interest receivable	8,337	3,926
Other assets	17,027	10,295
TOTAL ASSETS	$1,745,884	1,639,308

LIABILITIES:
Deposits:
Noninterest-bearing	$455,073	354,391
Interest-bearing	1,000,350	993,889
Total deposits	1,455,423	1,348,280
Long-term debt	22,000	40,994
Operating lease liabilities	6,371	5,446
Accrued interest and other liabilities	21,265	16,540
TOTAL LIABILITIES	1,505,059	1,411,260

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares; issued 14,090,038 and 14,111,810 shares at December 31, 2020 and 2019, respectively; outstanding 12,858,325 and 12,936,783 shares at December 31, 2020 and 2019, respectively	142,443	141,791
Retained earnings	115,058	104,431
Treasury shares at cost, 1,231,713 and 1,175,027 shares at December 31,2020 and 2019, respectively	(20,719)	(18,847)
Accumulated other comprehensive income, net of taxes	4,043	673
TOTAL SHAREHOLDERS' EQUITY	240,825	228,048
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,745,884	1,639,308

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
INTEREST INCOME:
Interest and fees on loans	$14,839	14,937	59,267	59,009
Dividends on equity securities with a readily determinable fair value	14	15	54	62
Dividends on equity securities without a readily determinable fair value	4	17	37	65
Interest on debt securities, taxable	666	881	2,916	3,601
Interest on debt securities, non-taxable	239	337	1,027	1,677
Interest on interest-bearing time deposits	—	—	—	11
Other investments	183	237	479	769
TOTAL INTEREST INCOME	15,945	16,424	63,780	65,194
INTEREST EXPENSE:
Interest on deposits	1,218	2,301	6,634	9,526
Interest on short-term borrowings	—	3	7	227
Interest on long-term debt	214	273	921	1,035
TOTAL INTEREST EXPENSE	1,432	2,577	7,562	10,788
NET INTEREST INCOME	14,513	13,847	56,218	54,406
PROVISION (CREDIT) FOR LOAN LOSSES	(151)	(6)	2,014	207
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	14,664	13,853	54,204	54,199
NON-INTEREST INCOME:
Fiduciary income	1,430	1,139	5,009	4,354
Service charges and fees on deposit accounts	1,444	1,454	5,482	5,875
Net gains (losses) on sales of debt securities	—	(4)	221	(41)
Bank owned life insurance income	278	289	1,441	943
Gains from sales of loans	861	121	2,297	328
Other operating income	292	223	1,291	889
TOTAL NON-INTEREST INCOME	4,305	3,222	15,741	12,348
NON-INTEREST EXPENSE:
Salaries and employee benefits	6,899	6,512	27,178	25,320
Equipment expenses	460	343	1,377	1,209
Occupancy expense, net	730	703	2,875	2,961
State financial institutions tax	428	362	1,708	1,669
Marketing	348	310	1,254	1,319
Amortization of intangibles	263	263	1,046	1,043
FDIC insurance premiums, net	114	—	256	225
Contracted services	509	471	1,821	1,865
Merger-related expenses	—	—	—	114
Other non-interest expense	2,193	2,043	8,270	7,797
TOTAL NON-INTEREST EXPENSE	11,944	11,007	45,785	43,522
INCOME BEFORE INCOME TAXES	7,025	6,068	24,160	23,025
PROVISION FOR INCOME TAXES	1,283	1,238	4,085	4,113
NET INCOME	$5,742	4,830	20,075	18,912

Dividends declared per common share	$0.19	0.18	0.73	0.69
Earnings per common share:
Basic	0.44	0.37	1.55	1.44
Diluted	0.44	0.37	1.55	1.44
Weighted average common shares outstanding:
Basic	12,852,614	12,912,106	12,914,277	13,078,920
Diluted	12,852,657	12,916,000	12,914,584	13,082,893